AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
SUPPLEMENT DATED OCTOBER 30, 2002
TO
VARIABLE UNIVERSAL LIFE INSURANCE
POLICY PROSPECTUSES
PLATINUM INVESTORSM I
PLATINUM INVESTORSM II
PLATINUM INVESTORSM III
PLATINUM INVESTORSM SURVIVOR
PLATINUM INVESTORSM SURVIVOR II
PLATINUM INVESTORSM PLUS

          Effective January 2, 2003, American General Life Insurance Company is amending certain variable universal life insurance policy prospectuses for the sole purpose of reflecting a change in the name of one of the investment options available under the policies.

          The Dreyfus Variable Investment Fund Small Cap Portfolio - Initial shares will change its name to Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial shares. For a period of time after January 2, 2003 we may provide you with confirmations, statements and other reports which contain the former name of the portfolio.